CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated February 14, 2002, relating to the financial statements and financial highlights which appears in the November 30, 2001 Annual Report to Shareholders of the Murphy New World Technology Fund, Murphy New World Biotechnology Fund and Murphy New World Core Technology Fund, series of Monterey Mutual Fund, which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights" and "General Information" in such Registration Statement.



/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

New York, New York
March 28, 2002

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated March 20, 2002, relating to the financial statements and financial highlights which appears in the November 30, 2001 Annual Report to Shareholders of the PIA Short-Term Government Securities Fund, PIA Total Return Bond Fund and PIA Equity Fund, series of Monterey Mutual Fund, which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights" and "General Information" in such Registration Statement.



/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

New York, New York
March 28, 2002

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated February 14, 2002, relating to the financial statements and financial highlights which appears in the November 30, 2001 Annual Report to Shareholders of the OCM Gold Fund, a series of Monterey Mutual Fund, which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights" and "General Information" in such Registration Statement.



/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

New York, New York
March 28, 2002